Exhibit 99.2

Q3 Business Update and Financials November 3, 2016

Forward Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “assumes,” “seeks,” “estimates,” “should” and variations of these words and similar expressions, are intended to identify these forward - looking statements. While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise. 2

Q3 2016 Executive Summary

- NFC – 1 Programs Advancing
  - mGluR+ ADHD
    - Enrollment ongoing; top-line data expected around year end
    - mGluR+ prevalence rate of ~25% confirmed
    - US market opportunity of $2B – $3B
  - 22q Deletion Syndrome
    - Study initiated at CHOP
    - Initial data expected in H1 2017
- Anti-LIGHT Program
  - Successfully transferred IND
  - FDA Type B meeting completed
  - Initiating signal finding study
  - Initial data expected in H1 2017
- Pipeline Development
  - MDGN/CAG translational research continues to produce potential development targets

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Genomic Medicine Approach

Genetic Influence in Pediatric Disorders E arly Onset Disease: Distinct genetically driven Severe burden of illness Aggressive progression Less responsive to standard of care 5 *1Ruel, J. et al. (2013) IBD across the age spectrum — is it the same disease? Nat. Rev. Gastroenterol . Hepatol . doi:10.1038/nrgastro.2013.240

Center for Applied Genomics (CAG) at CHOP CAG’s pediatric biobank contains a high percentage of rare genetic variants Datasets (Genomics EMR) Over 75K pediatric and 150K related adult patients GWAS genotyped with associated longitudinal EMR since 2006 Data Analytics End to end internal Next - Gen sequencing capabilities Integrated bioinformatics Rapid identification of novel genetic biomarkers Biobank (BB) Fully automated robotic biorepository Consented Patients 85% of the BB patients are consented for longitudinal follow up and are eligible for call back for future studies ~1.2M patient visits / year 10% of all R/O disease patients in N. America are treated at CHOP Population is unique in that it represents the most severe forms of common diseases Global reach in many therapy areas In the last 9 years CAG has had over 600 peer reviewed publications focused on novel genetic discoveries Highly scalable infrastructure to support translational research 6

CAG/MDGN - Genetic Discoveries to Drugs

Identification of disease causing genetic mutations allows for repurposing drug development programs

Genomically Validated Target → Rational Search & Acquisition → Genomically Guided Product Development → Targeted Launch

Medgenics' Role:

- Match unique genetic discoveries with potential therapies
- Acquire the rights to programs that have been abandoned
  - Ideal program:
    - Correct MOA
    - Excellent safety profile
    - Inadequate efficacy in heterogeneous patient populations
- Lead development and commercialization

5-7 years of development time and of millions of dollars can be saved with this approach

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Benefits of Genomic Guided Drug Development Higher Value Medicines Improved response rates Smaller, faster, clinical trials Increased probability of regulatory success Targeted launch Potential label expansion in adjacent genetic diseases G enomic biomarkers improve overall program outcomes 8

NFC - 1 Program Update

ADHD: Rationale for Genomic Medicine Approach Most prevalent neurodevelopmental disorder in children Highly heritable* (70%); Heterogeneous, suggesting multiple causes Early studies focused on individual genes failed to identify causal associations N ovel discovery from CAG, based on network biology, identified an underlying cause of disease in a subset (22 - 25%) of ADHD patients** 10 ADHD Inattention Hyperactivity Impulsivity * Farone SV, Perlis RH, Doyle AE, et al. Molecular genetics of attention - deficit / hyperactivity disorder. Biol Psychiatry 2005; 57: 1313 - 1323 **Nature Genetics 44, 78 – 84 (2012).

mGluR Mutations Highly Predictive of ADHD 11 In a blinded study of 155 mGluR+ patients assessed in CHOP psychiatry > 98% were diagnosed with ADHD H. Hakonarson , data presented at 63rd Annual American Academy of Child and Adolescent Psychiatry in Oct 2016

NFC - 1: ADHD Program 12 ADHD Phenotype / Genotype Pediatrics, Adolescents N=1,000+ Design: Non - interventional Multi - center (25) Genotype 1,000+ ADHD subjects, age 6 - 17, identifying patients who are mGluR + Phase 2/3 mGluR+ ADHD, Adolescents N=90, Ages 12 - 17 Phase 3 mGluR+ ADHD, Pediatrics N= TBD, Ages 6 - 12 Phase 3 mGluR+ ADHD, Children N=TBD, Ages 6 - 17 Objectives: Confirm prevalence of mGluR+ Characterize mGluR+ phenotype Expedite enrollment in Phase 2/3 interventional trials

Mutation Prevalence Confirmed in Phenotype/Genotype Study 13 Data presented at 63 rd Annual American Academy of Child and Adolescent Psychiatry Meetings (AACAP) in Oct 2016 Age Group mGluR+ (n) Total (n) % Pediatrics (ages 6 - 12) 71 271 26% Adolescents (ages 13 - 17) 271 1,274 21% A ddressable pediatric/adolescent patient population: 1.2M - 1.5M

mGluR+ ADHD Patients: Higher Prevalence of Negative Symptoms (n=1013) 14 In mGluR+ patients*: • Symptoms associated with emotional dysregulation most prominent: disruptive behavior, anger control • Emotional dysregulation often has significant life consequences** • Majority of symptoms more prevalent *Data presented at 63 rd Annual American Academy of Child and Adolescent Psychiatry Meetings (AACAP) in Oct 2016 **Shaw, et al, Emotion Dysregulation in Attention Deficit Hyperactivity Disorder American Journal of Psychiatry, Volume 171 , Issue 3, March 2014, pp. 276 - 293

• Current diagnostic paradigm is symptom - based without objective biomarkers • Current treatment paradigm exposes children to multiple stimulants in a “fail first” approach • Underlying safety concerns create issues with compliance and adherence: • Cardiovascular risk • Growth retardation • Sleep disturbance • Anorexia • Anxiety • Substance abuse • Average time to discontinuation of medication is 4 months; fully compliant for only 2 months* 15 “ Fail First” Treatment Paradigm in ADHD * Chacko A et al. Improving medication adherence in chronic pediatric health conditions: a focus on ADHD in youth. Curr Pharm Des 2010; 16(22):2416 - 23.

NFC - 1: Potential for Superior Product Profile NFC - 1 clinical profile in mGluR+ ADHD patients – Effective non - stimulant (non - scheduled) – Excellent safety profile in >1,000 patients No evidence of growth retardation, addiction, sleep disturbance No evidence of cardiovascular risk No expectation for black box warning Potential to address co - morbid symptoms (e.g ., emotional dysregulation) Potential for increased compliance and adherence – No need for drug holidays 16

mGluR + ADHD: Market Opportunity Overall US ADHD Market – 2015 Sales in excess of $10B* – ~6M pediatric / adolescent patients** – Stimulants dominate market: 90+% of total prescriptions mGluR + ADHD Market, ages 6 - 17 – 1.2M - 1.5M patients (~25% mGluR+) – $ 2B - $3B market opportunity based upon current pricing and compliance / adherence – Potential upside for premium pricing with superior product profile 17 *IBIS World.com **”Trends in the Parent - Report of Health Care Provider - Diagnosed and Medicated Attention - Deficit / Hyperactivity Disorder: United States, 2003 – 2011”, Journal of the American Academy of Child & Adolescent Psychiatry, Volume 53, Issue 1, January 2014, Pages 34 – 46.e2

Anti - LIGHT mAb Program

Anti - LIGHT mAb Program First - in - Class Biologic from Kyowa Hakko Kirin – Initial development in S evere P ediatric O nset IBD – Phase 2 ready antibody – Strong regulatory e xclusivity and robust i ntellectual p roperty p ortfolio – High value c ommercial o pportunity with potential for indication e xpansion Rapid and c apital - efficient g lobal d evelopment p athway – Minimal investment to POC – Single pivotal t rial for registration Program Update – Successfully transferred IND – FDA Type B meeting completed Agreement on plan to requalify trial supply Agreement on design of first POC trial in patients 8 weeks active treatment 19

Rationale for Anti-LIGHT Approach

- DcR3 is strongly linked to Severe Pediatric Onset IBD[1]
- Initial strategy to augment DcR3
  - Very short half life
  - Toxicity reported with previous DcR3 analog
- "Rational Search" based on biological pathway
  - LIGHT overexpressed in IBD
  - DcR3 LOF increases LIGHT[2]



Immune Cell
Decoy Receptor 3
DcR3
LIGHT
HVEM
LTbR

Our Approach:
Therapeutic antibody which mimics DcR3 regulation by binding LIGHT

1 Hakonarson, et al 2008. Loci on 20q13 and 21q22 are associated with pediatric-onset inflammatory bowel disease. Nature Genetics 40 (10): 1211-1215
2 Mauri DN, et al 1998. LIGHT, a new member of the TNF superf amily, and lymphotoxin alpha are ligands for herpesvirus entry mediator.Immunity 8 (1): 21–30

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Rapid Development Pathway to Approval

Severe Pediatric Onset IBD POC Trial

Anticipated Phase 1b design:

- Single center (CHOP)
- N = up to 12 patients
- Duration 8 weeks
- Ascending dose

Endpoints:

- Endoscopic Evaluation, Crohn's Disease Activity Index (CDAI), Safety

Estimated Cost: ~$2M

Single Phase 3 Pivotal Registration Trial

Long Term Safety Trial

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Severe Pediatric Onset IBD: "Top Down" Treatment Paradigm


Step-up approach
"Top-down" approach to more aggressive disease
Surgery
Biologic agents
Immunomodulators (AZA or 6-MP or MTX)
Prednisone or budesonide
5-ASA or sulfasalazine

Treatment Objectives:

- Induce remission with anti-TNFα immediately so patients can develop normally
- Avoid steroids and IMs
- Manage utilization of anti-TNF alphas to extend time before resistance develops

Opportunity:

- 30% of patients do not respond to anti-TNFα
- Up to 50% of patients who initially respond, resistance will develop within 3 years[1]
- Creates significant opportunity for new Therapies / MOAs, that can treat anti-TNF alpha failures

1 Altwegg & Vincent (2014) TNF Blocking Therapies and Immunomonitoring in Patients with Inflammatory Bowel Disease. Mediators of Inflammation. doi:10.1155/2014/172821

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Severe Pediatric Onset IBD: Anti - LIGHT Opportunity (US Pop.) 23 1 Kappleman et al. (2007) Clin Gastro Hepat 2 Oliva - Hemker (2015) J Pedtr 3 Remicade Monograph 4 Altwegg - Vincent (2014) Mediators of Inflamm Initial Target: anti - TNFα failure with DcR3 Loss of Function 2,000 – 3,000 IBD patients in US $300 - $400M opportunity (based conservative pricing) Potential Upside Pediatric anti - TNFα failures: – 15,000 – 16,000 IBD Patients in US Pediatric indications with DcR3 LOF (juvenile idiopathic arthritis, psoriasis, etc.) Pediatric IBD Prevalence: 71/100,000 1 (52,000) Anti - TNF Usage 35 - 55% 2 (24,500) Responders (70%) 3 (17,000) Resistance to anti - TNF’s (50%) 4 (8,500) DcR3 LOF (15%) (1,275) Non - responders (30%) 3 (7,350) DcR3 LOF (15%) (1,100)

Financials & Milestones

Q3 2016 Financial Update R&D expenses for the 3 rd Quarter were $7.7M (gross) and $7.5M (net), increasing from $4.6M (gross) and $4.2M (net) for the same period in 2015 – Primarily due to increased spend on clinical activities related to advancing the NFC - 1 (MDGN - 001) program G&A expenses for the 3 rd Quarter were $3.0M, consistent with $3.0M for the same period in 2015 $47.3M cash balance (cash and cash equivalents) at 9 /30/16 – Current resources estimated to fund operations through Q1 2018 ~37.1M shares outstanding at 10/31/16 ~11.0M options and ~4.9M warrants outstanding with a weighted average exercise price of $5.79 and $7.27, respectively, at September 30, 2016 25

Upcoming Milestones

R&D Programs	Timing
NFC-1	
Complete enrollment in phenotype / genotype study	✓
Initiate enrollment in Phase 2/3 mGluR+ ADHD Adolescent Trial	✓
Top line data	H2 16
Initiate enrollment in Phase 1/2 22q Deletion Syndrome Trial	Q4 16
Initial open-label responder data	H1 17
Anti-LIGHT mAb	
Initiate Signal Finding Study	Q4 16
Initial open-label responder data	H1 17
TARGT CNS	
Preclinical POC	H2 16

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Thank You